EXHIBIT 10.2

                                    EXHIBIT A
                                    ---------

                            FORM OF CONVERTIBLE NOTE

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES AGREES FOR THE BENEFIT OF THE COMPANY THAT SUCH SECURITIES MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY, (B) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT, OR (C) IF REGISTERED UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS. IN ADDITION, A SECURITIES PURCHASE AGREEMENT, DATED AS OF THE DATE HEREOF, A COPY OF WHICH MAY BE OBTAINED FROM THE COMPANY AT ITS PRINCIPAL EXECUTIVE OFFICE, CONTAINS CERTAIN ADDITIONAL AGREEMENTS AMONG THE PARTIES, INCLUDING, WITHOUT LIMITATION, PROVISIONS WHICH (A) LIMIT THE CONVERSION RIGHTS OF THE HOLDER, (B) SPECIFY VOLUNTARY AND MANDATORY REPAYMENT, PREPAYMENT AND REDEMPTION RIGHTS AND OBLIGATIONS AND (C) SPECIFY EVENTS OF DEFAULT FOLLOWING WHICH THE REMAINING BALANCE DUE AND OWING HEREUNDER MAY BE ACCELERATED.


No. 1                                                                 $3,530,000

                                CONVERTIBLE NOTE
                                       OF
                                 MEMS USA, INc.


      MEMS USA, Inc., a Nevada corporation (together with its successors, the "Company"), for value received hereby promises to pay to:

                      GCA STRATEGIC INVESTMENT FUND LIMITED

(the "Holder") and registered assigns, the principal sum of Three Million Five Hundred Thirty Thousand ($3,530,000) or, if less, the principal amount of this Note then outstanding, on the Maturity Date by wire transfer of immediately available funds to the Holder in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts. The Maturity Date is October 27, 2009.

      Upon an Event of Default, and until such Default has been cured, interest shall accrue at a rate of 18% per annum ("Default Interest"). All payments of principal and interest hereunder shall be made for the benefit of the Holder pursuant to the terms of the Agreement (hereafter defined).

      This Convertible Note (this "Convertible Note") is issued by the Company pursuant to that certain Securities Purchase Agreement dated as of the date hereof between the Company and the Purchaser named therein (the "Agreement"). The Agreement contains certain additional agreements among the parties with respect to the terms of this Convertible Note, including, without limitation, provisions which (A) limit the conversion rights of the Holder, (B) specify voluntary and mandatory redemption rights and obligations and (C) specify Events of Default following which the remaining balance due and owing hereunder may be accelerated. All such provisions are an integral part of this Convertible Note and are incorporated herein by reference. This Convertible Note is transferable and assignable to one or more Persons, in accordance with the limitations set forth in the Agreement.

      The Company shall keep a register (the "Register") in which shall be entered the names and addresses of the registered holder of this Convertible Note and particulars of this Convertible Note held by such holder and of all transfers of this Convertible Note. References to the Holder or "Holders" shall mean the Person listed in the Register as registered holder of such Convertible Notes. The ownership of this Convertible Note shall be proven by the Register.

      This Note is secured by a Deed to Secure Debt (the "Deed") and Security Agreement dated October 27, 2006 made by the Company and Holder creating a security interest in favor of Holder in certain of the Company's real properties described in the Deed.

      The Deed contains certain additional agreements among the parties with respect to the terms of this Note, including, without limitation, provisions which (A) specify voluntary and mandatory repayment, prepayment and (B) specify Events of Default following which the remaining balance due and owing hereunder may be accelerated. All such provisions are an integral part of this Note and are incorporated herein by reference.

1. CERTAIN TERMS DEFINED. All terms defined in the Agreement and not otherwise defined herein shall have for purposes hereof the meanings provided for in the Agreement.

2. COVENANTS. The Company covenants and agrees to observe and perform each of its covenants, obligations and undertakings contained in the Agreement, which obligations and undertakings are expressly assumed herein by the Company and made for the benefit of the holder hereof.

3.    PAYMENT OF PRINCIPAL.

      3.1 PREPAYMENT OF NOTE. For so long as no Event of Default shall have occurred and is continuing and the Company is not in receipt of a Notice of Conversion from the Holder of the Note, the Company may, at its option, prepay, in whole or in part, this Convertible Note for a pre-payment price (the "Prepayment Price") equal to the greater of (i) 110% of the outstanding principal amount of the Note plus all accrued and unpaid interest if any, and any outstanding liquidated damages, if any, and (ii)
      (x) the number of Common Shares into which the Notes are then convertible, times (y) the average VWAP of the Common Shares for the five (5) trading days immediately prior to the date that the Note is called for redemption, plus accrued and unpaid interest. Any partial prepayment of the Convertible Note, at any time after issuance, shall be credited to the principal amount of the Convertible Note on a dollar for dollar basis. The Company shall not be entitled to send any notice of prepayment and begin the prepayment procedure unless it has (i) the appropriate Prepayment Price, in cash, available in a demand or other immediately available account in a bank or similar financial institution or equivalent means acceptable to Holder or (ii) immediately available credit facilities, in the amount of the appropriate Prepayment Price, with a bank or similar financial institution on the date the prepayment notice is sent to the Holders of this Convertible Note. Provided, however, the Company will process any Notice of Conversion received prior to the issuance of a notice of prepayment; and further provided that, after a notice of prepayment has been issued, the Holder may issue a Notice of Conversion which will not be honored unless the Company fails to make the prepayment payment when due. In the event of such failure, the Notice of Conversion will be honored as of the date of the Notice of Conversion.

      3.2 PAYMENT ON MATURITY DATE. The Company shall repay the remaining unpaid balance of this Convertible Note on the Maturity Date.

4.    CONVERSION.

      4.1 CONVERSION OF CONVERTIBLE NOTE. Subject to Section 5 hereof, the Holder shall have the right, at its option, at any time from and after the date of this Convertible Note, to convert the outstanding principal amount of the Convertible Note. This Convertible Note shall be convertible into that number of fully paid and nonassessable shares of Common Stock (as such shares shall then be constituted) determined pursuant to this Section
      4.1. The number of shares of Common Stock to be issued upon each conversion of this Convertible Note shall be determined by dividing the Conversion Amount (as defined below) by the Conversion Price in effect on the date (the "Conversion Date") a Notice of Conversion is delivered to the Company, as applicable, by the Holder by facsimile or other reasonable means of communication dispatched prior to 5:00 p.m., E.S.T. The term "Conversion Amount" means, with respect to any conversion of this Convertible Note, the sum of (1) the principal amount of this Convertible Note to be converted in such conversion plus (2) accrued and unpaid interest, if any, on such principal amount at the interest rates provided in this Convertible Note to the Conversion Date plus (3) Default Interest, if any, on the interest referred to in the immediately preceding clause
      (2) plus (4) at the Holder's option, any amounts owed to the Holder pursuant to Section 4.3 hereof, Section 10.1 of the Agreement or Section
      10.4 of the Agreement.

      4.2 CONVERSION PRICE. At the option of the Holder, any portion or all of the outstanding principal amount of this Convertible Note shall be converted into a number of shares of Common Stock at the conversion price (the "Conversion Price") equal to 85% of the volume weighted average prices ("VWAP"), as reported on Bloomberg, L.P., for the five (5) trading days immediately prior to the date of the related notice of conversion.

For the period up to and including the 30th day following the Effective Date of the Registration Statement (the "Initial Pricing Period"), the Conversion Price will not be less than 85% of the average of the volume weighted average prices ("VWAP"), as reported by Bloomberg, for the five (5) trading days immediately prior to the Closing Date (the "Floor Conversion Price"), nor greater than 110% of the average of the VWAP, as reported by Bloomberg, for the five (5) trading days immediately prior to the Closing Date (the "Ceiling Conversion Price"). For the ninety (90) day period following the Initial Pricing Period and each successive ninety (90) day period thereafter (each a "Reset Period"), the Floor Conversion Price shall be reduced by an amount equal to 40% of the lesser of (i) the Floor Conversion Price and (ii) the closing bid price as reported by Bloomberg on the trading day immediately following the Initial Pricing Period or Reset Period, as the case may be, and the Ceiling Conversion Price shall be increased by an amount equal to 40% of the lesser of (y) the current Ceiling Conversion Price and (z) the closing bid price as reported by Bloomberg on the trading day immediately following the Initial Pricing Period or Reset Period as the case may be.

The Notes will provide for adjustment of the Conversion Price upon events such as the subdivision or consolidation of the Common Shares, etc.

      4.3   AUTHORIZED SHARES.

            (a) Consistent with Section 7.11 of the Agreement, the Company (i) shall promptly irrevocably instruct the Company's transfer agent to issue certificates for the Common Stock issuable upon conversion of this Convertible Note and (ii) agrees that its issuance of this Convertible Note shall constitute full authority to its officers and agents who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of Common Stock in accordance with the terms and conditions of this Convertible Note.

            (b)   If at any time the Holder submits a Notice of Conversion and
      (x) the Company does not have sufficient authorized but unissued shares of Common stock available to effect such conversion in full in accordance with Article 4 or (y) the Company is prohibited by the OTC Bulletin Board or the Market on which the Common Shares are listed and traded at that time to effect such conversion in full, without shareholder approval, the Company shall issue to the Holder all of the shares of Common Stock which are then available to effect such conversion. The portion of this Convertible Note which the Holder included in its Conversion Notice and which exceeds the amount which is then convertible into available shares of Common Stock (the "Excess Amount") shall, notwithstanding anything to the contrary contained herein, not be convertible into Common Stock until the date additional shares of Common Stock are authorized by the Company, or its shareholders, as applicable. The Company shall use its best efforts to authorize, or cause its shareholders to authorize within 70 days of the submission of the Conversion Notice, a sufficient number of shares of Common Stock to effect the full conversion set forth in the Conversion Notice.

            (c) In no event shall the Company issue upon conversion of this Convertible Note more than the maximum number of shares allowable without shareholder approval under the applicable rules of the OTC Bulletin Board or the Market on which the Common Shares are listed and traded unless the Company shall have obtained approval by the shareholders of the Company or a waiver of such requirement. Once the maximum number of shares has been issued (the date of which is hereinafter referred to as the "Maximum Conversion Date"), unless the Company shall have obtained shareholder approval or a waiver of such requirement within 70 days of the Maximum Conversion Date, the Company shall pay to the Fund the Redemption Price.

            (d) The Maximum Number of Shares shall be subject to adjustment from time to time for stock splits, stock dividends, combinations, capital reorganizations and similar events relating to the Common Stock occurring after the date hereof as contemplated by Article XI of the Agreement. In the event that the Company obtains Stockholder Approval, approval of the OTC Bulletin Board or the Market on which the Common Shares are listed and traded at that time, or otherwise is able to increase the number of shares to be issued above the Maximum Number of Shares (such increased number being the "New Maximum Number of Shares"), the references to Maximum Number of Shares above shall be deemed to be, instead, references to the New Maximum Number of Shares.

      4.4   METHOD OF CONVERSION.

            (a) Notwithstanding anything to the contrary set forth herein, upon conversion of this Convertible Note in accordance with the terms hereof, the Holder shall not be required to physically surrender this Convertible Note to the Company unless the entire unpaid principal amount of this Convertible Note is so converted. Rather, records showing the principal amount converted (or otherwise repaid) and the date of such conversion or repayment shall be maintained on a ledger substantially in the form of ANNEX A attached hereto (a copy of which shall be delivered to the Company or transfer agent with each Notice of Conversion). It is specifically contemplated that the Holder hereof shall act as the calculation agent for conversions and repayments. In the event of any dispute or discrepancies, such records maintained by the Holder shall be controlling and determinative in the absence of manifest error or failure of Holder to record the principal amount converted (or otherwise repaid) from time to time, in which events the record of the Company shall be controlling and determinative. The Holder and any assignee, by acceptance of this Convertible Note, acknowledge and agree that, by reason of the provisions of this paragraph, following a conversion of a portion of this Convertible Note, the principal amount represented by this Convertible Note will be the amount indicated on ANNEX A attached hereto (which may be less than the amount stated on the face hereof).

            (b) The Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of shares of Common Stock or other securities or property on conversion of this Convertible Note in a name other than that of the Holder (or in street name), and the Company shall not be required to issue or deliver any such shares or other securities or property unless and until the person or persons (other than the Holder or the custodian in whose street name such shares are to be held for the Holder's account) requesting the issuance thereof shall have paid to the Company the amount of any such tax or shall have established to the satisfaction of the Company that such tax has been paid.

            (c) Subject to Section 5 hereof, upon receipt by the Company of a Notice of Conversion, the Holder shall be deemed to be the holder of record of the Common Stock issuable upon such conversion, the outstanding principal amount and the amount of accrued and unpaid interest on this Convertible Note shall be deemed reduced to reflect such conversion, and, unless the Company defaults on its obligations under this Article 4, all rights with respect to the portion of this Convertible Note being so converted shall forthwith terminate except the right to receive the Common Stock or other securities, cash or other assets, as herein provided, on such conversion. Subject to Section 5 hereof, if the Holder shall have given a Notice of Conversion as provided herein, the Company's obligation to issue and deliver the certificates for shares of Common Stock shall be absolute and unconditional, irrespective of the absence of any action by the Holder to enforce the same, any waiver or consent with respect to any provisions thereof, the recovery of any judgment against any person or any action by the Holder to enforce the same, any failure or delay in the enforcement of any other obligation of the Company to the Holder of record, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder of any obligation to the Company, and subject to Section 4.4(a) irrespective of any other circumstance which might otherwise limit such obligation of the Company to the Holder in connection with such conversion. The date of receipt (including receipt via telecopy) of such Notice of Conversion shall be the Conversion Date so long as it is received before 5:00 p.m., E.S.T., on such date.

            (d) Notwithstanding the foregoing, if a Holder has not received certificates for all shares of Common Stock prior to the expiration of the Deadline with respect to a conversion of any portion of this Convertible Note for any reason, then (unless the Holder otherwise elects to retain its status as a holder of Common Stock by so notifying the Company), the Holder shall regain the rights of a Holder of this Convertible Note with respect to such unconverted portions of this Convertible Note and the Company shall, as soon as practicable, return such unconverted Convertible Note to the holder or, if the Convertible Note has not been surrendered, adjust its records to reflect that such portion of this Convertible Note not been converted. In all cases, the Holder shall retain all of its rights and remedies including, without limitation, the right to receive Conversion Default Payments to the extent required thereby for such Conversion Default and any subsequent Conversion Default.

            (e) In lieu of delivering physical certificates representing the Common Stock issuable upon conversion, provided the Company's transfer agent is participating in the Depository Trust Company ("DTC") Fast Automated Securities Transfer program, upon request of the Holder and its compliance with the provisions contained in Section 4.1 and in this
      Section 4.4, the Company shall use its best efforts to cause its transfer agent to electronically transmit the Common Stock issuable upon conversion to the Holder by crediting the account of Holder's Prime Broker with DTC through its Deposit Withdrawal Agent Commission System.

5.    REDEMPTION BY COMPANY.

      5.1 MANDATORY REDEMPTION. In accordance with the provisions of the Purchase Agreement, the Company may elect, or be required under certain circumstances, to redeem in whole or in part, the remaining unpaid principal amount of this Convertible Note, for cash at a redemption price (the "Redemption Price") equal to the greater of (A) the Prepayment Price and (B) (x) the number of shares of Common Stock into which this Convertible Note is then convertible, times (y) the VWAP of the Common Stock for the five (5) Trading Days as reported by Bloomberg L.P. immediately preceding the date that this Convertible Note is called for redemption, plus accrued and unpaid Default Interest.

      5.2 MECHANICS OF REDEMPTION. The Company shall effect each such redemption within seven business days of giving notice of its election to redeem by facsimile with a copy by either overnight or 2-day courier to the Holder of this Convertible Note to be redeemed at the address and facsimile number of such Holder appearing in the Company's register for the Convertible Note. Such redemption notice shall indicate whether the Company will redeem all or part of such portion of the Convertible Note to be redeemed and the applicable Redemption Price. The Company shall not be entitled to send any notice of redemption and begin the redemption procedure unless it has (i) the full amount of the Redemption Price, in cash, available in a demand or other immediately available account in a bank or similar financial institution or (ii) immediately available credit facilities, in the full amount of the Redemption Price, with a bank or similar financial institution on the date the redemption notice is sent to the Holder of this Convertible Note. Provided, however, the Company will process any Notice of Conversion received prior to the issuance of a notice of redemption; and further provided that, after a notice of redemption has been issued, the Holder may issue a Notice of Conversion which will not be honored unless the Company fails to make the redemption payment when due. In the event of such failure, the Notice of Conversion will be honored as of the date of the Notice of Conversion. Additionally, if the Company fails to make full payment of the Redemption Price of this Convertible Note being redeemed by the seventh day following the notice of redemption, then the Company waives its right to redeem any of the remaining then outstanding Notes, unless approved by the Holder.

      5.3 PAYMENT OF REDEMPTION PRICE. The Redemption Price shall be paid to the Holder of this Convertible Note within seven business days of the delivery of the notice of such redemption to such Holder.

6. MISCELLANEOUS. This Convertible Note shall be deemed to be a contract made under the laws of the State of Nevada, and for all purposes shall be governed by and construed in accordance with the laws of said State. The parties hereto, including all guarantors or endorsers, hereby waive presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance and enforcement of this Convertible Note, except as specifically provided herein, and asset to extensions of the time of payment, or forbearance or other indulgence without notice. The Company hereby submits to the exclusive jurisdiction of the United States District Court for the State of Nevada and any state court sitting in Nevada for purposes of all legal proceedings arising out of or relating to this Convertible Note. The Company irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum. The Company hereby irrevocably waives any and all right to trial by jury in any legal proceeding arising out of or relating to this Convertible Note.

      The Holder of this Convertible Note by acceptance of this Convertible Note agrees to be bound by the provisions of this Convertible Note which are expressly binding on such Holder.



                             SIGNATURE PAGE FOLLOWS

      IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

      Dated: October 27, 2006



                                        MEMS USA, INC.


                                        By: /s/ James A. Latty
                                            ------------------
                                        Name: James A. Latty
                                        Title: Chairman, CEO and President


















                                                                CONVERTIBLE NOTE


                                                         ANNEX A

                                             CONVERSION AND REPAYMENT LEDGER
---------- ------------- --------------------- ---------------------- ---------------- ---------------- ----------------
           PRINCIPAL     INTEREST CONVERTED    PRINCIPAL CONVERTED    NEW PRINCIPAL    ISSUER           HOLDER
DATE       BALANCE       OR PAID               OR PAID                BALANCE          INITIALS         INITIALS
---------- ------------- --------------------- ---------------------- ---------------- ---------------- ----------------

---------- ------------- --------------------- ---------------------- ---------------- ---------------- ----------------

---------- ------------- --------------------- ---------------------- ---------------- ---------------- ----------------

---------- ------------- --------------------- ---------------------- ---------------- ---------------- ----------------

---------- ------------- --------------------- ---------------------- ---------------- ---------------- ----------------

---------- ------------- --------------------- ---------------------- ---------------- ---------------- ----------------

---------- ------------- --------------------- ---------------------- ---------------- ---------------- ----------------

---------- ------------- --------------------- ---------------------- ---------------- ---------------- ----------------

---------- ------------- --------------------- ---------------------- ---------------- ---------------- ----------------

---------- ------------- --------------------- ---------------------- ---------------- ---------------- ----------------

---------- ------------- --------------------- ---------------------- ---------------- ---------------- ----------------

FULL NAME AND ADDRESS OF SUBSCRIBER FOR REGISTRATION PURPOSES:

NAME:

ADDRESS:

TEL NO:

FAX NO:

CONTACT NAME:




DELIVERY INSTRUCTIONS (IF DIFFERENT FROM REGISTRATION NAME):

NAME:

ADDRESS:

TEL NO:

FAX NO:

CONTACT NAME:

SPECIAL INSTRUCTIONS:___________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

                              NOTICE OF CONVERSION

                    (To be Executed by the Registered Holder

                    in order to Convert the Convertible Note)


      The undersigned hereby irrevocably elects to convert $________ of the principal balance of the Convertible Note into shares of Common Stock, ____ par value per share (the "Common Stock"), of Mems USA, Inc. (the "Company") according to the conditions hereof, as of the date written below. No fee will be charged to the Holder for any conversion, except for transfer taxes, if any. The undersigned, as contemplated by Section 5.1 of the Securities Purchase Agreement pursuant to which the Convertible Note was issued, hereby states that the representations and warranties of the undersigned set forth therein are true and correct in all material respects as of the date hereof (provided, the undersigned makes no representations concerning its investment intent with respect to the Common Stock received upon this conversion).

Conversion calculations:

                                        ________________________________________
                                        Date of Conversion

                                        ________________________________________
                                        Applicable Conversion Price

                                        ________________________________________
                                        Number of Shares

                                        ________________________________________
                                        Name/Signature

                                        Address:

                                        ________________________________________
                                        ________________________________________